SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): January 23, 2003


                THE READER'S DIGEST ASSOCIATION, INC.
       (Exact name of registrant as specified in its charter)


         Delaware               1-10434            13-1726769
     (State or other       (Commission File     (I.R.S. Employer
     jurisdiction of            Number)          Identification
     incorporation or                                Number)
      organization)


            Pleasantville, New York          10570-7000
        (Address of principal executive      (Zip Code)
                    offices)

         Registrant's telephone number, including area code:
                           (914) 238-1000





                                                  Page 1 of 23 pages.



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ITEM 5.    Other Events.

      Filed herewith is the company's news release, issued on January 23, 2003, relating to earnings and guidance (Exhibit 99.1); remarks delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief Executive Officer, on January 23, 2003 (Exhibit 99.2); remarks delivered to analysts and investors by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, on January 23, 2003 (Exhibit 99.3).


ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

      (c)  Exhibits

           Number                   Description

            99.1    The company's news release, issued on January
                    23, 2003, relating to earnings and guidance.

            99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on January 23, 2003.

            99.3    Remarks delivered by Michael S. Geltzeiler,
                    Senior Vice President and Chief Financial
                    Officer, to analysts and investors on January
                    23, 2003.

                             SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                          (Registrant)


Date:  January 23, 2003
                                   /s/MICHAEL S. GELTZEILER
                                      Michael S. Geltzeiler
                                    Senior Vice President and
                                     Chief Financial Officer

                            EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The company's news release, issued on January 23, 2003, relating to earnings and guidance.

  99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on January 23, 2003.

  99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on January 23, 2003.